Exhibit 10.30

WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

THIS WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of January 18, 2013 (the “Effective Date”), between VERTEX ENERGY, INC., a Nevada corporation (“Borrower”), and BANK OF AMERICA, N.A. (“Lender”). Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A.           Borrower and Lender are party to that certain Credit Agreement dated as of August 31, 2012 (as amended by the First Amendment to Credit Agreement dated as of October 10, 2012, and as further amended, restated, or supplemented from time to time, the “Credit Agreement”).

B.          Certain Defaults have occurred as a result of Borrower’s failure to comply with the minimum Tangible Net Worth covenant for the fiscal quarters ending September 30, 2012, and December 31, 2012, as set forth in Section 10.3 of the Credit Agreement (collectively, the “Existing Defaults”).

C.            Borrower and Lender are party to that certain Post-Closing Letter Agreement dated as of August 31, 2012 (the “Post-Closing Letter Agreement”).

D.          Borrower has requested that Lender waive the Existing Defaults, extend certain deadlines in the Post-Closing Letter Agreement, and amend the Credit Agreement in order to, among other things, remove the minimum Tangible Net Worth covenant and modify the definition of “LIBOR” to include a daily floating LIBOR rate, and Lender is willing to do so subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.           Amendments to Credit Agreement.

(a)        Section  1.1  (Definitions) of  the  Credit  Agreement  is  amended  to  delete  the defined terms “BBA LIBOR”, “Business Day”, “LIBOR”, and “Loan Request” in their entirety and to replace them with the following:

“BBA LIBOR means the British Bankers Association LIBOR Rate (or any successor thereto approved by Lender if the British Bankers Association is no longer making a LIBOR rate available).

Business Day means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where Lender’s Office is located.

LIBOR means a fluctuating rate of interest equal to the rate per annum (rounded upwards to the nearest 1/100 of one percent) equal to BBA LIBOR, as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as selected by Lender from time to time) as determined for each banking day at approximately 11:00 a.m., London time, two Business Days prior to the date in question, for U.S. deposits (for delivery on the first day of such interest period) with a one month term, as adjusted from time to time in Lender’s sole discretion for reserve requirements, deposit insurance assessment rates and other regulatory costs.  If such rate is not available at such time for any reason, then the rate for that interest period will be determined by such alternate method as reasonably selected by Lender.

Loan Request means a request substantially in the form of Exhibit B, or in such other form as may be acceptable to Lender.”

(b)      Section  1.1  (Definitions) of  the  Credit  Agreement  is  amended  to  delete  the defined terms “Continue, Continuation, and Continued”, “Convert, Conversion, and Converted”, “Conversion/Continuation Notice”, “Funding Loss”, “Interest Period”, “LIBOR Reserve Percentage”, and “Type” in their entirety.

(c)      Section 2.3(a) (Loan Procedure) of the Credit Agreement is amended to delete the first sentence in its entirety and to replace it with the following:

“(a)      Subject to compliance with Section 5, Borrower may request a Loan under the Revolving Credit Facility or the Term Loan by submitting a Loan Request to Lender.  A Loan Request is irrevocable and binding on Borrower.  Each Loan Request must be received by Lender no later than 11:00 a.m. on the proposed Loan Date.”

(d)      Section 2.4(g) (Prepayments) of the Credit Agreement is deleted in its entirety.

(e)      Section 3.2(a) (Revolving Credit Facility) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(a)      Accrued interest on the Revolving Principal Amount is due and payable monthly in arrears on the last day of each month and on the Revolving Credit Termination Date.”

(f)       Section 3.3(a) (Term Loan) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(a)      Accrued  interest  on  the  Term  Principal  Amount  is  due  and  payable monthly in arrears on the last day of each month and on the Term Loan Maturity Date.”

(g)       Section 3.10 (Interest Periods, Conversions, and Continuations) of the Credit Agreement is deleted in its entirety and replaced with the following:

“3.10                     (Intentionally Omitted).”

(h)       Section 3.11 (Limitations on Types of Loans) of the Credit Agreement is deleted in its entirety and replaced with the following:

“3.11                     (Intentionally Omitted).”

(i)       Section 3.12 (Increased Cost and Reduced Return) of the Credit Agreement is deleted in its entirety and replaced with the following:

“3.12                     (Intentionally Omitted).”

(j)         Section 3.13 (Illegality) of the Credit Agreement is deleted in its entirety and replaced with the following:

“3.13                    (Intentionally Omitted).”

(k)        Section 3.14 (Treatment of Affected Loans) of the Credit Agreement is deleted in its entirety and replaced with the following:

“3.14                    (Intentionally Omitted).”

(l)         Section 3.15 (Funding Loss) of the Credit Agreement is deleted in its entirety and replaced with the following:

“3.15                    (Intentionally Omitted).”

(m)         Section 10.3 (Minimum Tangible Net Worth) of the Credit Agreement is deleted in its entirety and replaced with the following:

“10.3                    (Intentionally Omitted).”

2.          Waiver  of  Existing  Defaults.    Subject  to  the  terms  and  conditions  set  out  in  this Amendment, Lender hereby (a) waives the Existing Defaults, and (b) agrees not to exercise any of the rights or remedies available to Lender under the Loan Documents solely as a result of the noncompliance described in the immediately preceding clause (a).  Except as set out in the preceding sentence, the foregoing waiver does not constitute a waiver of any present or future violation of, or noncompliance with, any provision of any Loan Document or a waiver of Lender’s right to insist upon strict compliance with each term, covenant, condition, and provision of the Loan Documents.

3.          Post-Closing.    Effective as of December 31, 2012, Borrower and Lender covenant and agree that the deadline specified in Paragraph A.2. of the Post-Closing Letter Agreement with respect to the delivery of an extension to the CMT Lease is hereby extended to March 1, 2013.

4.          Conditions.  This Amendment shall be effective as of the Effective Date once each of the following has been delivered to Lender, in each case, in Proper Form:

(a)           this Amendment executed by Borrower and Lender;

(b)           Guarantors’ Consent and Agreement executed by Guarantors; and

(c)           such other documents as Lender may reasonably request.

5.          Representations and Warranties.  Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Potential Default (other than the Existing Defaults) has occurred and is continuing.   The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

6.          Scope of Amendment; Reaffirmation; RELEASE.  All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which it is a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment). AS A MATERIAL PART OF THE CONSIDERATION FOR LENDER ENTERING INTO THIS AMENDMENT, BORROWER HEREBY RELEASES AND FOREVER DISCHARGES LENDER (AND ITS SUCCESSORS, ASSIGNS, AFFILIATES, OFFICERS, MANAGERS, DIRECTORS, EMPLOYEES, AND AGENTS) FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, CAUSES OF ACTION, OR LIABILITIES FOR ACTIONS OR OMISSIONS (WHETHER ARISING AT LAW OR IN EQUITY, AND WHETHER DIRECT OR INDIRECT) IN CONNECTION WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE DATE OF THIS AMENDMENT, WHETHER OR NOT HERETOFORE ASSERTED, AND WHICH BORROWER OR ANY COMPANY MAY HAVE OR CLAIM TO HAVE AGAINST LENDER.

7.          Miscellaneous.

(a)        No Waiver of Defaults.  This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision  of  the  Loan  Documents,  or  (ii) a  waiver  of  Lender’s  right  to  insist  upon  future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)        Form.   Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)        Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d)       Costs, Expenses and Attorneys’ Fees. Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e)        Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)        Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.   This Amendment may be transmitted and signed by facsimile or portable document format (PDF). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender. Lender may also require that any such documents and signatures be confirmed by a manually- signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)        Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)        Arbitration.  Upon the demand of any party to this Amendment, any dispute shall be resolved by binding arbitration as provided for in Section 13.9 of the Credit Agreement.

(i)         Entirety.    The  Loan  Documents  (as  amended  hereby)  Represent  the  Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures are on the following pages.]

The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

VERTEX ENERGY, INC., a Nevada corporation

By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer and Secretary

Signature Page to Second Amendment to Credit Agreement

LENDER:

BANK OF AMERICA, N.A.

By: /s/ Christopher King
Christopher King
Senior Vice President

Signature Page to Waiver and Second Amendment to Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT

TO

WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation, all of which are in full force and effect. Each of the undersigned further represent and warrant to Lender that (a) the representations and warranties in each Loan Document to which the undersigned is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) the undersigned is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Potential Default (other than the Existing Defaults) has occurred and is continuing. Each Guarantor hereby releases Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment. This Consent and Agreement shall be binding upon each of the undersigned, and its respective legal representatives and permitted assigns, and shall inure to the benefit of Lender, and its successors and assigns.

GUARANTORS:

VERTEX ACQUISITION SUB, LLC,
a Nevada limited liability company

By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer and Secretary

CEDAR MARINE TERMINALS, LP,
a Texas limited partnership

By: Vertex II GP, LLC,
a Nevada limited liability company, its general partner

By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer and Secretary

Guarantors’ Consent to Waiver and Second Amendment to Credit Agreement

CROSSROAD CARRIERS, L.P.,
a Texas limited partnership

By: Vertex II GP, LLC,
a Nevada limited liability company,
its general partner

By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer and Secretary

VERTEX RECOVERY, L.P.,
a Texas limited partnership

By: Vertex II GP, LLC,
a Nevada limited liability company,
its general partner

By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer and Secretary

H & H OIL, L.P.,
a Texas limited partnership

By: Vertex II GP, LLC,
a Nevada limited liability company,
its general partner

By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer and Secretary

VERTEX II GP, LLC,
a Nevada limited liability company

By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer and Secretary

Guarantors’ Consent to Waiver and Second Amendment to Credit Agreement